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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 10, 2005

TREK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32491	75-2416059
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4925 Greenville Avenue Suite 955 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 373-0318

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

See the Company's disclosure in Item 8.01 below regarding the announcement of the Board of Directors' decision to effect a "going private transaction."

Item 8.01 Other Events.

          On January 10, 2005, Trek Resources, Inc. (the "Company") issued a press release announcing that its Board of Directors had approved a 1-for-100 reverse split of the Company's common stock as part of a "going private" transaction to deregister the Company's common stock under the Securities Exchange Act of 1934, as amended, and, therefore, terminate its obligations to file reports with the Securities and Exchange Commission. The transaction is subject to stockholder approval. If, after completion of the reverse stock split, the Company has fewer than 300 stockholders of record, the Company intends to terminate the registration of its common stock under the Securities and Exchange Act of 1934, as amended, and become a non-reporting company. If that occurs, the Company will no longer file periodic reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB, and it will no longer be subject to the SEC's proxy rules. In addition, the Company's common stock would no longer be eligible for trading on the OTC Bulletin Board. The Company expects to send to its stockholders an Information Statement on Schedule 14C describing these actions and completing this transaction during the Company's second fiscal quarter upon receipt of necessary regulatory approvals.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Press Release of Trek Resources, Inc. dated January 10, 2005.

Disclosures About Forward-Looking Statements

          The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREK RESOURCES, INC.

Dated: January 10, 2005	By: /s/MICHAEL E. MONTGOMERY
Name: Michael E. Montgomery Title: President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Exhibit No.	Description

99.1	Press Release of Trek Resources, Inc. dated January 10, 2005.